Summary of Significant Accounting Policies: Long-lived Assets - License Agreement (Policies)	3 Months Ended
Sep. 30, 2017
Successor
Long-lived Assets - License Agreement

Long-Lived Assets – License Agreement

The Company accounts for its long-term license agreement in accordance with ASC subtopic 350-30 General Intangibles Other Than Goodwill and ASC subtopic 360-10-05, Accounting for the Impairment or Disposal of Long-Lived Assets.  ASC subtopic 350-30 requires assets to be measured based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.  Further, ASC subtopic 350-30 requires an intangible asset to be amortized over its useful life.

ASC subtopic 360-10-05 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate.  The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition.  If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value or disposable value.